SCUDDER

----------------------
EQUITY/GLOBAL
----------------------

Scudder International
Fund

Fund #068





Annual Report
August 31, 1999

A fund seeking long-term growth of capital through investment primarily in foreign equity securities.

A no-load fund with no commissions to buy, sell, or exchange shares.

This report applies to the International
Shares of the fund.

Contents
--------------------------------------------------------------------------------


                       4   Letter from the Fund's Chairman

                       6   Performance Update

                       8   Portfolio Summary

                      10   Portfolio Management Discussion

                      16   Investment Portfolio

                      23   Financial Statements

                      26   Financial Highlights

                      29   Notes to Financial Statements

                      37   Report of Independent Accountants

                      38   Tax Information

                      39   Officers and Directors

                      40   Investment Products and Services

                      42   Scudder Solutions

Scudder International Fund

--------------------------------------------------------------------------------
ticker symbol SCINX                                             fund number  068
--------------------------------------------------------------------------------

Date of             o    Although interest rate fears have produced unusually
Inception:               high volatility in recent months, the long-term trends
6/18/53                  of restructuring and consolidation continue to provide
                         attractive investment opportunities.

                    o    Management focused the portfolio on a resurgence in
Total Net                Japan, most notably in the financial sector.
Assets of                Investments in the technology and cyclical sectors were
International            also key.
Shares as of
8/31/99:            o    As of August 31, 1999, Scudder International Fund
$3.6 billion             received an overall Morningstar Rating(TM) of four
                         stars.^1 In addition, Lipper Analytical Services ranks the Fund in the top 16th percentile among international funds for the one-year period ended August 31, and in the upper 10th and 9th percentiles, respectively, over the most recent three- and five-year periods.^2

^1 Morningstar proprietary rankings reflect historical risk-adjusted performance as of August 31, 1999. The ratings are subject to change every month. Morningstar ratings are calculated from the funds' 3-, 5-, and 10-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. Past performance is no guarantee of future results. Scudder International Fund received 4 stars for the 3-, 5-, and 10-year periods. The top 10% of funds in a broad asset class receive 5 stars, and the next 22.5% receive 4 stars, and the next 35% receive 3 stars. Scudder International Fund was rated among 1001, 535, and 117 international equity funds for the 3-, 5-, and 10-year periods, respectively, in its broad asset class.

^2 Lipper Analytical Services, Inc., is an independent analyst of investment performance. Performance includes reinvestment of dividends and capital gains. For the period ended August 31, 1999, Scudder International Fund's Lipper ranking was 91 out of 571 international funds for the one-year period, 37 out of 361 funds for the three-year period, 18 out of 199 for the five-year period, and 12 out of 39 for the ten-year period.

Letter from the Fund's Chairman
--------------------------------------------------------------------------------

Dear Shareholders,


Investing in the foreign markets has long been considered a way to achieve meaningful portfolio diversification. While this notion was called into question when all of the global markets plummeted in unison during the crisis period last fall, the events of 1999 have shown that investors who place a portion of their assets overseas may be able to take advantage of important developments occurring outside of the United States. In Europe, for instance, the introduction of the euro has facilitated a new wave of merger and acquisition activity. In Japan, corporate earnings stand to benefit from the fact that the long-awaited restructuring process finally appears to be underway. The historic changes taking place in these regions have created a wealth of opportunities for bottom-up stockpickers to invest in companies that are poised to capitalize on the evolution of the global economy. The ability of the management team of Scudder International Fund to take advantage of many such opportunities has enabled the International Shares of the fund to post a 32.06% return over the twelve months and a 15.19% return over the five months ended August 31, 1999. For more information on the fund's investment strategy and the trends driving the overseas markets, please turn to the Portfolio Management Discussion that begins on page 10.

We have changed the fund's fiscal year-end from March 31 to August 31 as part of a larger effort to create efficiencies and reduce the costs of producing Scudder fund regulatory materials such as fund reports and prospectuses. Going forward, you will receive regular reports following the fund's annual and semiannual periods ending in August and February.

Finally, it should be noted that Daniel Pierce retired in June of this year as Chairman of Scudder International Fund, at which time I assumed that role and its responsibilities. We are fortunate that Dan's longstanding affiliation with Scudder is ongoing, and that we will continue to benefit from his counsel going forward. I am pleased to join the International Fund's team in this capacity, and look forward to serving your interests.

Thank you for your continued investment in Scudder International Fund. If you have any questions about your investment, please call Scudder Investor Information at 1-800-SCUDDER (1-800-728-3337), or visit our Web site at www.scudder.com.

Sincerely,


/s/Lynn S. Birdsong

Lynn S. Birdsong
Chairman,
Scudder International Fund

Performance Update
--------------------------------------------------------------------------------
                                                                 August 31, 1999

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------










THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

           Scudder International
                  Fund --
              International        MSCI EAFE & Canada
                 Shares                  Index*

          '89    10000                   10000
          '90    10720                    8799
          '91    10428                    8779
          '92    11078                    8762
          '93    13226                   11013
          '94    15214                   12188
          '95    15377                   12292
          '96    16767                   13289
          '97    19559                   14604
          '98    20789                   14447
          '99    27455                   18226

                          Yearly periods ended August 31

--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                            Total Return
                              Growth of                                  Average
Period ended 8/31/1999         $10,000            Cumulative             Annual
--------------------------------------------------------------------------------
Scudder International Fund -- International Shares
--------------------------------------------------------------------------------
1 year                        $ 13,206               32.06%              32.06%
--------------------------------------------------------------------------------
5 year                        $ 18,045               80.45%              12.53%
--------------------------------------------------------------------------------
10 year                       $ 27,455              174.55%              10.63%
--------------------------------------------------------------------------------
MSCI EAFE & Canada Index*
--------------------------------------------------------------------------------
1 year                        $ 12,616               26.16%              26.16%
--------------------------------------------------------------------------------
5 year                        $ 14,955               49.55%               8.38%
--------------------------------------------------------------------------------
10 year                       $ 18,226               82.26%               6.18%
--------------------------------------------------------------------------------

* The Morgan Stanley Capital International (MSCI) Europe, Australia, the Far East (EAFE) & Canada Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada. Index returns assume dividends reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------





                         Yearly periods ended August 31

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE SCUDDER INTERNATIONAL FUND --
INTERNATIONAL SHARES TOTAL RETURN (%) AND MSCI
EAFE & CANADA INDEX* TOTAL RETURN (%)


             1990   1991   1992    1993   1994   1995   1996   1997   1998   1999
------------------------------------------------------------------------------------
Fund Total
Return (%)    7.20  -2.72   6.23  19.39   15.03   1.07   9.04  16.65   6.29  32.06
------------------------------------------------------------------------------------
Index Total
Return (%)  -12.01   -.23   -.19  25.69   10.67    .85   8.11   9.90  -1.08  26.16
------------------------------------------------------------------------------------
Net Asset
Value ($)    37.39  33.93  35.12  40.58   45.07  44.09  45.90  51.35  48.57  54.82
------------------------------------------------------------------------------------
Income
Dividends
($)            .62    .95    .51    .37     .34     --    .40   1.32    .21     --
------------------------------------------------------------------------------------
Capital Gains
Distributions
($)           2.61   1.37    .40    .76    1.18   1.33   1.69    .69   5.45   8.10
------------------------------------------------------------------------------------

* The Morgan Stanley Capital International (MSCI) Europe, Australia, the Far East (EAFE) & Canada Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada. Index returns assume dividends reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.

     Effective August 2, 1999, the Fund offers three share classes:
     International Shares, Barrett International Shares, and Class R Shares. The total return information provided is for the Fund's International Shares Class.

     All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

Portfolio Summary
--------------------------------------------------------------------------------
                                                                 August 31, 1999

--------------------------------------------------------------------------------
Geographical
--------------------------------------------------------------------------------
(Excludes 1% Cash Equivalents)

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

                                                    Fund management further
Europe                      60%                               increased the
Japan                       29%                    portfolio's weighting in
Pacific Basin               10%                       Japan and the Pacific
Canada                       1%                      Basin, and reduced its
------------------------------------                    holdings in Europe.
                           100%
------------------------------------




--------------------------------------------------------------------------------
Sectors
--------------------------------------------------------------------------------
(Excludes 1% Cash Equivalents)

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

                                                   The fund's holdings in
Manufacturing               19%                    cyclicals and Japanese
Financial                   18%                     financial stocks were
Technology                  13%                    among top contributors
Communications               9%                           to performance.
Consumer Staples             8%
Service Industries           7%
Energy                       6%
Metals & Materials           4%
Consumer Discretionary       4%
Other                       12%
------------------------------------
                           100%
------------------------------------

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------

(17% of Portfolio)                                                       The fund's top ten
                                                                       holdings reflect its
  1.     Elf Aquitaine SA                                                     high level of
         Petroleum company in France                                    diversification and
                                                                     focus on well-managed,
  2.     Reuters Group plc                                          fast-growing companies.
         International news and information organization in the
         United Kingdom

  3.     Rio Tinto plc
         Mining company based in the United Kingdom

  4.     NTT Mobile Communications Network, Inc.
         Provider of various telecommunication services and equipment in Japan

  5.     Fujitsu Ltd.
         Manufacturer of computers in Japan

  6.     Nokia OYJ
         Manufacturer of telecommunication networks and equipment in Finland

  7.     Daiwa Securities Co., Ltd.
         Provider of brokerage and other financial services in Japan

  8.     Mannesmann AG
         Manufacturer of diversified industrial products in Germany

  9.     Toshiba Corp.
         Manufacturer of electric machinery in Japan

 10.     Orange plc
         Operator of digital mobile telephone network in the United Kingdom




For more complete details about the Fund's investment portfolio, see page 16. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                 August 31, 1999

In the following interview, Portfolio Manager Irene Cheng discusses Scudder International Fund's strategy and the market environment during the five-month period ending August 31, 1999.

Q: The international markets have experienced high levels of volatility in recent months. To what do you attribute this development?

A: The increase in volatility is largely the result of the market's struggle to balance the two most important effects of a stronger economy: rising interest rates and improved corporate earnings. Investors across the world have been keeping a close eye on the interest rate picture in the United States, where two quarter-point increases by the Federal Reserve have prompted investors to question the bull market's sustainability. The concern over higher rates has spilled over into Europe, where stronger growth has fueled fears that the European Central Bank will be inclined to tighten as early as this year. Although the rate issue has been roiling the markets for months now, we believe that it represents only a short-term difficulty. In contrast, restructuring and consolidation activity is a powerful long-term theme that has been, and should continue to be, a primary driver of stock market performance overseas. This continuing trend, against a backdrop of economic recovery in its early days in Europe and Japan, remains quite bullish for the international markets despite the day-to-day turbulence that we have witnessed in recent months.

Q: How did consolidation activity affect fund performance over the period?

A: Corporate activity had a significant impact in two ways. First, we benefited directly from our positions in a number of companies that were the subject of takeover bids. Second, and probably more important, we owned a number of stocks that were lifted when other companies in similar industries announced deals. A case in point is the recent announcement of a proposed three-way merger in the Japanese financial industry between Fuji Bank,

Industrial Bank of Japan (IBJ), and Dai-Ichi Kangyo Bank (DKB). Although Fuji is the only one of the three that we own directly, our other holdings in the Japanese financial sector -- such as Sakura Bank, Sanwa Bank, Sumitomo Trust and Banking, Daiwa Securities, and Nomura Securities -- were boosted on the hopes that meaningful rationalization in the industry has finally begun.

In Europe, consolidation has continued to accelerate at a ferocious pace, and we have benefited from our positions on many sides of the deals. For example, Carrefour (a fund holding) recently offered to merge with Promodes in a combination of two of the biggest players in the French food retailing industry. Carrefour's stock rose on the news, and we believe that it has further to run due to the potential for the company to gain synergies and significantly improve its competitive position. This deal also strongly boosted the price of another potential merger target -- and fund holding -- Casino. We also owned a large position in Elf Aquitane, the French oil company that recently agreed to join forces with TotalFina. In the U.K., we benefited from our large position in BOC, an industrial gases company that is the key player in a three-company consolidation in process. Also in the U.K., we held Select Appointments, the fast-growing specialist staffing company that was recently bought out by a Dutch competitor, Vedior NV. Our positions in companies such as these provided a significant boost to performance by allowing the fund to participate in the explosive increase in consolidation activity in the overseas markets, and we would expect more to follow.

Q: How have the International Shares of the fund performed over the last year, and in the five months since the last report?

A: The International Shares of the fund have done very well, rising 32.06% over the 12-month reporting period ended on August 31. In comparison, the fund's benchmark -- the MSCI EAFE + Canada Index -- returned 26.16%. Over the five months since the last report, the

International Shares of the fund have risen 15.19% versus 6.15% for the benchmark. International Fund has also performed well within its peer group. According to Lipper Analytical Services, the fund beat the 24.82% average return for international funds over the last twelve months, and is ranked in the top decile within its category over the three- and five-year periods ended August
31. We believe that strong stock selection across all regions has been the driving force behind the fund's outstanding performance.

Q: Earlier, you mentioned that the fund holds a large position in the Japanese financial sector. What factors led you to take such a heavy weighting in a sector that, until the last 9-12 months, had been performing so poorly?

A: When we first established our position in Japanese financials earlier in the year, we were intrigued by the fact that the sector was so deeply out of favor. Many financial stocks had been decimated, and the prevailing expectation was that bank failures were inevitable. However, we felt that the government's injection of public funds into the banking system was a key step that would limit further deterioration in the sector. Most important, these funds were made available under the strict conditions that banks improve their profitability and institute reforms. While this view was not in line with the consensus at the time, our early entry into financials allowed us to participate in the full length of their rally. At this juncture, we continue to believe that the market remains skeptical regarding meaningful restructuring and consolidation in the industry, and has not yet fully discounted the improved outlook for the sector.

Q: How has the fund's position in cyclicals affected performance?

A: Cyclicals have been strong for us in both Europe and Japan. We first built up the position late in 1998 once it became more apparent that the improving health of the global economy meant that a defensive positioning was no longer warranted. The fact that we moved into cyclicals a few months early proved to be a distinct positive in a market where changes are being discounted into asset prices faster than at any time in history. At this stage, we are more optimistic on Japanese cyclicals, because (as with banks) expectations are not as high as they are in Europe. Investors have generally accepted the notion that growth in Europe will rebound, which means that the potential benefit of a stronger economy is already discounted into stock prices to a greater extent. In Japan, on the other hand, there is still a great deal of doubt as to whether the bounce in the economy is for real, or merely the temporary result of the country's economic stimulus plan. The fact that there are still so many variables in Japan means that there is more breathing room for us to move in and take advantage of some very interesting opportunities. Currently, some of our favorite names among cyclicals are Rio Tinto, the premier global mining company in the U.K., Siemens in Germany, and NEC, Hitachi, and Nissan Motors in Japan.

Q: Have you found any opportunities in the emerging markets?

A: Yes. The bulk of our position in the developing countries consists of technology stocks, primarily semiconductor manufacturers. The industry has suffered over the latter part of the 1990s, with overcapacity pushing prices to a level that proved unprofitable for many chip makers. Now that demand is increasing and some of the excess capacity has been wrung out of the industry, investors have gone on the prowl for bargains among the top companies in the sector. Fund holdings that were positioned to benefit from this turnaround were Samsung Electronics and Taiwan Semiconductor. We also established positions in Taiwanese tech companies that are capitalizing on the growing trend toward outsourcing, such as Compal Electronics and Hon Hai Precision. The fund's emerging market tech names have performed extremely well overall, with several doubling during the first eight months of 1999.

Q: What is your outlook for the international markets from here?

A: We remain optimistic that the themes I mentioned earlier -- restructuring and consolidation -- will continue to provide a strong underpinning for the foreign markets, and will give bottom-up investors the opportunity to take advantage of the positive performance of the many individual companies that are poised to benefit from the ongoing process of secular change. That said, we also believe that some caution may be warranted at this point -- the global stock markets have come a long way in the past twelve months, and are vulnerable to a larger-than-expected jump in interest rates. Regardless of the short-term fluctuations of the markets, however, we will remain focused on adding value for shareholders by investing in companies that are on the cusp of significant positive changes.

Scudder International Fund:
A Team Approach to Investing

Scudder International Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits fund investors by bringing together many disciplines and leveraging our extensive resources.

Lead portfolio manager Irene Cheng joined the Adviser in 1993. Ms. Cheng has over 16 years of industry experience and focuses on portfolio management and equity strategy for the Adviser's international equity accounts.

Portfolio manager Nicholas Bratt directs the Adviser's overall global equity investment strategies. Mr. Bratt joined the Adviser and the team in 1976.

Portfolio manager Carol L. Franklin joined the fund's portfolio management team in 1986 and has over 21 years of experience in finance and investing. She joined the Adviser in 1981.

Investment Portfolio                                      as of August 31, 1999
--------------------------------------------------------------------------------

                                                                     Principal       Market
                                                                     Amount ($)     Value ($)
----------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
Repurchase Agreements 0.8%
----------------------------------------------------------------------------------------------

 Repurchase Agreement with Donaldson, Lufkin & Jenrette
    dated 8/31/1999 at 5.42%, to be repurchased at
    $29,219,398 on 9/1/1999, collateralized by a
    $29,375,000 U.S. Treasury Bond, 5.875%, 2/15/2000
    (Cost $29,215,000) ..........................................   29,215,000      29,215,000



----------------------------------------------------------------------------------------------
Commercial Paper 0.3%
----------------------------------------------------------------------------------------------

 Wal-Mart Stores, Inc., 5.24%**, 9/13/1999
    (Cost $9,982,533) ...........................................   10,000,000       9,982,533


----------------------------------------------------------------------------------------------
Participating Loan Notes 0.4%
----------------------------------------------------------------------------------------------

 Luxembourg
 Eurotunnel Finance Ltd., Step-up Coupon, 1.0% to
    12/31/2005, 1% plus 26.45% of net available
    cash flow to 4/30/2040 (Cost $13,351,889) ...................       10,250(b)   14,097,188


----------------------------------------------------------------------------------------------
Convertible Bonds 0.1%
----------------------------------------------------------------------------------------------

 Philippines
 International Container Terminal, Inc., 1.75%, 3/13/2004
    (Putable 3/13/2002) (Cost $3,194,166) .......................    2,753,000       2,697,940


                                                                      Shares
----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
Common Stocks 98.4%
----------------------------------------------------------------------------------------------

 Australia 1.8%
 Broken Hill Proprietary Co. Ltd. (Petroleum, mineral, and
    steel exploration and production) ...........................    2,974,575      32,080,322
 WMC Ltd. (Mineral exploration and production) ..................    4,802,500      21,231,013
 Woodside Petroleum Ltd. (Oil and gas producer) .................    1,814,600      12,723,517
                                                                                 -------------
                                                                                    66,034,852
                                                                                 -------------
 Canada 1.3%
 Canadian National Railway Co. (Railroad operator) ..............      723,000      45,916,672
                                                                                 -------------
 China 0.1%
 Jiangsu Expressway Co., Ltd. "H" (Highway developer) ...........    6,783,000       1,222,957
 Shenzhen Expressway Co. "H" (Highway developer) ................    3,016,000         528,240
                                                                                 -------------
                                                                                     1,751,197
                                                                                 -------------

    The accompanying notes are an integral part of the financial statements.

                                                                             Market
                                                                 Shares     Value ($)
------------------------------------------------------------------------------------

 Finland 1.5%
 Nokia OYJ (Manufacturer of telecommunication networks
    and equipment) ........................................      651,200    54,426,041
                                                                         -------------
 France 14.2%
 AXA SA (Provider of insurance, finance and real estate
    services) .............................................      101,192    12,611,209
 Accor SA (Provider of catering, hotel and travel services)       75,755    18,257,036
 Alcatel (Manufacturer of telecommunication equipment) ....      118,529    18,182,679
 Alstom* (Designer and manufacturer of infrastructure
    systems and components) ...............................      299,275    10,093,784
 Carrefour SA (Hypermarket operator and food retailer) ....      164,220    26,755,436
 Christian Dior (Fashion house) ...........................      184,105    29,605,638
 Club Mediterranee SA* (Operator of vacation resorts) .....       60,992     6,323,597
 Elf Aquitaine SA (Petroleum company) .....................      583,750   102,518,027
 Etablissements Economiques du Casino
    Guichard-Perrachon S.A. (Operator of supermarkets
    and convenience stores) ...............................      427,332    28,029,953
 Eurotunnel SA* (Developer of Channel Tunnel) .............   21,261,013    32,390,056
 LVMH (Louis Vuitton Moet Hennessy) (Producer of wines,
    spirits and luxury products) ..........................       64,854    19,767,206
 Lafarge SA (Producer of cement, concrete and
    aggregates) ...........................................      331,597    35,677,696
 Pinault-Printemps-Redoute SA (Operator of department
    stores) ...............................................      147,248    25,548,094
 Renault SA (Manufacturer of automobiles, buses, industrial
    and agricultural vehicles) ............................      384,289    20,734,492
 Rhone-Poulenc S.A. "A" (Pharmaceutical company) ..........      941,467    45,737,481
 Societe BIC SA (Manufacturer of office supplies) .........      615,087    32,276,281
 Suez Lyonnaise des Eaux (Provider of water supply and
    treatment services) ...................................      189,281    31,619,457
 Union des Assurances Federales (Insurance group) .........      136,948    16,994,914
                                                                         -------------
                                                                           513,123,036
                                                                         -------------
 Germany 10.3%
 BASF AG (International chemical producer) ................      895,339    40,635,916
 Commerzbank AG (Bank) ....................................      510,000    18,290,902
 Dresdner Bank AG (Bank) ..................................      569,000    26,246,054
 Heidelberger Druckmaschinen AG (Manufacturer of
    commercial printing presses) ..........................      119,282     7,571,666
 Hoechst AG (Chemical producer) ...........................      943,564    39,929,752
 HypoVereinsbank AG (Bank) ................................      386,620    22,946,288
 Karstadt AG (Operator of department store chain) .........       43,109    20,432,016

    The accompanying notes are an integral part of the financial statements.

                                                                              Market
                                                                   Shares    Value ($)
------------------------------------------------------------------------------------

 Mannesmann AG (Manufacturer of diversified industrial
    products) ...............................................      327,292    50,276,758
 SAP AG (pfd.) (Manufacturer of computer software) ..........       83,347    33,507,253
 Siemens AG (Electrical engineering and electronics
    company) ................................................      562,580    47,376,461
 VEBA AG (Electric utility, distributor of oil and chemicals)      650,550    41,501,448
 Viag AG (Provider of electrical power and natural gas
    services) ...............................................    1,113,554    23,738,408
                                                                           -------------
                                                                             372,452,922
                                                                           -------------
 Hong Kong 1.8%
 Cheung Kong Holdings Ltd. (Real estate company) ............    2,360,000    20,591,247
 Citic Pacific Ltd. (Diversified holding company) ...........    6,190,000    19,251,702
 Hong Kong & China Gas Co., Ltd. (Gas utility) ..............           19            27
 Kerry Properties, Ltd. (Real estate company) ...............    3,822,155     4,774,648
 New World China Land Ltd.* (Property development) ..........       38,918        31,325
 New World Development Co., Ltd. (Property investment
    and development) ........................................    7,783,616    18,744,953
 New World Infrastructure Ltd.* (Investment and operation of
    infrastructure projects) ................................    2,068,200     2,903,223
                                                                           -------------
                                                                              66,297,125
                                                                           -------------
 Hungary 0.1%
 The First Hungary Fund Limited "A"* (Investment
    company) ................................................        3,619     4,397,085
                                                                           -------------
 Italy 5.0%
 Arnoldo Mondadori Editore SpA (Book publisher) .............      763,000    12,390,767
 Assicurazioni Generali (Insurance company) .................      712,300    24,076,817
 Banca Nazionale del Lavoro* (Bank) .........................    7,816,100    25,468,659
 Class Editori SpA (Publishing house) .......................      871,900     6,724,492
 Finmeccanica SpA* (Designer and developer of
    aeronautical equipment) .................................   22,814,000    19,212,318
 Gruppo Editoriale L'Espresso (Publisher) ...................      587,000     9,408,405
 Mediaset SpA (Broadcasting and television networks) ........    1,803,400    15,950,107
 Seat Pagine Gialle SpA (Publisher of telecommunication
    directories and provider of advertising services) .......   23,830,800    32,901,401
 Tecnost SpA* (Developer of information systems) ............    6,839,100    17,907,684
 Telecom Italia SpA (Telecommunication services) ............    1,849,500    18,647,151
                                                                           -------------
                                                                             182,687,801
                                                                           -------------
 Japan 28.9%
 Advantest Corp. (Producer of measuring instruments and
    semiconductor testing devices) ..........................      157,300    21,326,623
 Asahi Glass Co., Ltd. (Manufacturer of glass products) .....    2,185,000    13,804,620
 Benesse Corp. (Provider of educational services) ...........      176,100    30,547,795

    The accompanying notes are an integral part of the financial statements.

                                                                            Market
                                                                Shares     Value ($)
------------------------------------------------------------------------------------

Canon Inc. (Producer of visual image and information
   equipment) ..............................................     658,000   19,223,957
Daiwa Securities Co., Ltd. (Provider of brokerage and other
   financial services) .....................................   5,591,000   50,585,967
Fanuc Ltd. (Manufacturer of numerically controlled
   equipment for machine tools) ............................     153,400    9,243,495
Fuji Bank, Ltd. (Commercial bank) ..........................   4,170,000   43,021,090
Fujisawa Pharmaceutical Co. (Pharmaceutical company) .......     320,000    5,495,481
Fujitsu Ltd. (Manufacturer of computers) ...................   1,861,000   54,540,400
Fujitsu Support and Service Inc. (Provider of information
   services) ...............................................      51,500   13,306,400
Hikari Tsushin, Inc. (Provider of long distance and cellular
   telephone services) .....................................      35,000   18,469,826
Hitachi, Ltd. (Manufacturer of general electronics) ........   3,629,000   36,810,180
Kawasaki Steel Corp. (Major integrated steelmaker) .........   7,446,000   16,995,344
Komatsu Ltd. (Manufacturer of construction machinery) ......   1,827,000   11,676,253
Matsushita Electric Industrial Co., Ltd. (Manufacturer of
   consumer electronic products) ...........................   1,732,000   34,156,122
Murata Manufacturing Co., Ltd. (Manufacturer of ceramic
   applied electronic components) ..........................     473,000   38,002,374
NEC Corp. (Manufacturer of telecommunication and
   computer equipment) .....................................   2,658,000   43,195,837
Nikko Securities Co., Ltd. (Securities broker and dealer) ..   3,727,000   32,257,792
Nippon Telegraph & Telephone Corp. (Telecommunication
   services) ...............................................       3,368   37,821,967
Nissan Motor Co., Ltd. (Manufacturer of motor vehicles) ....   4,702,000   27,388,624
Nomura Securities Co., Ltd. (Provider of brokerage
   services) ...............................................   2,499,000   36,619,145
NSK Ltd. (Manufacturer of bearings and motor vehicle
   machine parts) ..........................................   3,247,000   20,869,972
NTT Mobile Communications Network, Inc. (Provider of
   various telecommunication services and equipment) .......       3,740   61,872,364
SMC Corp. (Manufacturer of directional control devices) ....      65,200    9,941,021
Sakura Bank, Ltd. (Bank) ...................................   8,045,000   42,601,114
Sanwa Bank, Ltd. (Bank) ....................................   3,093,000   42,358,258
Shin-Etsu Chemical Co., Ltd. (Producer and distributor of
   synthetic resins and chemicals) .........................     635,000   25,856,843
Sony Corp. (Manufacturer of consumer electronic
   products) ...............................................     280,600   36,327,107
Sony Corp. (ADR) ...........................................      66,700    8,491,744
Sumitomo Trust & Banking Co., Ltd. (Commercial Bank) .......   5,994,000   39,949,055
TDK Corp. (Manufacturer of magnetic tapes and floppy
   discs) ..................................................     204,000   24,771,296
Teijin Ltd. (Manufacturer of polyester products) ...........   3,881,000   16,476,445

    The accompanying notes are an integral part of the financial statements.

                                                                             Market
                                                               Shares       Value ($)
--------------------------------------------------------------------------------------

 THK Co., Ltd. (Manufacturer of linear motion systems for
    industrial machinery) ...............................      321,600      10,540,893
 Tokyo Electron Ltd. (Manufacturer of semiconductor
    production equipment) ...............................      512,000      35,993,792
 Toshiba Corp. (Manufacturer of electric machinery) .....    5,559,000      49,382,881
 Yamanouchi Pharmaceutical Co., Ltd. (Manufacturer of
    ethical drugs) ......................................      531,000      23,658,176
                                                                        --------------
                                                                         1,043,580,253
                                                                        --------------
 Korea 1.0%
 Samsung Electronics Co., Ltd. (Electronics manufacturer)      194,750      36,953,833
                                                                        --------------
 Netherlands 6.7%
 AEGON Insurance Group NV (Insurance company) ...........      248,470      21,765,546
 Akzo Nobel NV (Producer and marketer of healthcare
    products, coatings, chemicals and fibers) ...........      499,500      23,278,054
 DSM NV (Chemical manufacturer) .........................      109,180      12,861,706
 Elsevier NV (International book publisher) .............    1,685,000      19,430,844
 Equant NV* (Provider of international data network
    services) ...........................................      350,810      31,082,936
 Gucci Group NV, (New York Shares) (Registered) (Designer
    and producer of personal luxury accessories and
    apparel) ............................................      495,780      41,521,575
 Heineken Holding NV "A" (Producer and distributor of
    beers, spirits, wines, soft drinks) .................      688,985      25,511,916
 Koninklijke Ahold NV (International food retailer) .....      450,064      16,141,327
 STMicroelectronics NV (Manufacturer of semiconductor
    integrated circuits) ................................      352,420      23,433,172
 United Pan-Europe Communications NV*
    (Telecommunication services) ........................      221,943      13,477,787
 VNU NV (International publishing company) ..............      391,510      15,035,392
                                                                        --------------
                                                                           243,540,255
                                                                        --------------
 Philippines 0.0%
 International Container Terminal Services, Inc.*
    (Containerized cargo handling firm) .................   10,537,050       1,128,733
                                                                        --------------
 Singapore 0.5%
 DBS Bank, Ltd. (Banking and financial services) ........      128,607       1,473,678
 DBS Bank, Ltd. (Foreign Registered) ....................      789,000       9,040,967
 Oversea-Chinese Banking Corp., Ltd. (Foreign registered)
    (Commercial bank) ...................................      911,000       6,382,355
                                                                        --------------
                                                                            16,897,000
                                                                        --------------

    The accompanying notes are an integral part of the financial statements.

                                                                                   Market
                                                                     Shares       Value ($)
-------------------------------------------------------------------------------------------

 Spain 0.6%
 Telefonica Publicidad e Informacion, SA* (Publisher of
    telephone directories) .....................................       96,531     2,216,112
 Telefonica S.A.* (Telecommunication services) .................    1,324,569    21,160,055
                                                                              -------------
                                                                                 23,376,167
                                                                              -------------
 Switzerland 2.4%
 Clariant AG (Registered) (Manufacturer of color chemicals) ....       23,812    11,449,892
 Nestle SA (Registered) (Food manufacturer) ....................       17,186    33,940,647
 Novartis AG (Registered) (Pharmaceutical company) .............       14,046    20,224,756
 Roche Holdings AG (Producer of drugs and medicines) ...........        1,712    19,811,255
                                                                              -------------
                                                                                 85,426,550
                                                                              -------------
 Taiwan 3.9%
 China Motor Company Ltd. (Manufacturer of trucks and
    automobiles) ...............................................    8,109,640    10,455,825
 Chinatrust Commercial Bank (Bank) .............................   14,861,560    14,861,560
 Compal Electronics Inc. (Manufacturer and marketer of
    notebook computers and color monitors) .....................    5,281,229    17,687,135
 Far Eastern Textile Ltd. (Manufacturer of natural and synthetic
    textile products) ..........................................   16,115,270    23,362,074
 Hon Hai Precision Industry Co., Ltd. (Manufacturer of
    electronic connectors and cable assemblies) ................    2,605,400    16,959,679
 Siliconware Precision Industries Co. (Manufacturer of
    integrated circuit plates) .................................    9,156,120    17,995,519
 Taiwan Semiconductor Manufacturing Co. (Manufacturer of
    integrated circuits) .......................................    7,259,630    30,819,184
 Yang Ming Marine Transport (Marine transportation) ............   18,248,000    10,386,440
                                                                              -------------
                                                                                142,527,416
                                                                              -------------
 United Kingdom 18.3%
 Billiton plc (Mining company specializing in aluminum) ........    4,087,844    16,631,235
 BOC Group plc (Producer of industrial gases) ..................    2,118,054    44,540,753
 BP Amoco plc (Producer of oil and petrochemicals) .............    2,095,995    38,824,013
 Carlton Communications plc (Television post production
    products and services) .....................................    2,207,253    16,719,169
 General Electric Co., plc (Manufacturer of power,
    communications and defense equipment) ......................    3,706,346    36,975,873
 Glaxo Wellcome plc (Pharmaceutical company) ...................      784,166    20,575,081
 J Sainsbury plc (Retail distributor of food through
    supermarkets) ..............................................    4,029,942    27,741,536
 HSBC Holdings plc (International banking and financial
    services company) ..........................................      379,200     4,700,352
 LASMO plc (Oil production and exploration) ....................    1,175,893     2,909,172
 Marks & Spencer, plc (Retailer of consumer goods and
    foods) .....................................................    6,943,838    46,461,739

    The accompanying notes are an integral part of the financial statements.

                                                                                    Market
                                                                      Shares       Value ($)
--------------------------------------------------------------------------------------------

 Orange plc* (Operator of digital mobile telephone
    networks) ................................................       2,842,834    47,930,816
 Prudential Corporation plc (Provider of a broad range of
    financial services) ......................................       3,009,264    44,476,335
 Reed International plc (Publisher of scientific, professional
    and business to business materials) ......................       2,706,485    17,946,245
 Rentokil Intitial plc (Environmental services company) ......       3,390,430    13,562,352
 Reuters Group plc (International news and information
    organization) ............................................       4,387,671    64,390,750
 Rio Tinto plc (Mining company) ..............................       3,586,204    64,237,811
 Royal & Sun Alliance Insurance Group plc (Insurance
    company) .................................................       2,984,534    24,812,342
 Select Appointments Holdings plc* (Provider of recruitment
    services) ................................................       1,098,634    15,655,161
 Shell Transport & Trading plc (Petroleum company) ...........       6,001,208    47,794,979
 SmithKline Beecham plc (Manufacturer of ethical drugs
    and healthcare products) .................................       1,753,404    22,788,272
 United News & Media plc (Information and publication
    services group) ..........................................         712,197     7,002,167
 Vodafone AirTouch plc (Telecommunication services) ..........       1,576,406    31,706,864
                                                                               -------------
                                                                                 658,383,017
                                                                               -------------

--------------------------------------------------------------------------------------------
Total Common Stocks (Cost $2,618,999,504)                                      3,558,899,955
--------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $2,674,743,092) (a)                 3,614,892,616
--------------------------------------------------------------------------------------------

*    Non-income producing security.

**   Annualized yield at time of purchase; not a coupon rate (unaudited).

(a) The cost for federal income tax purposes was $2,675,421,974. At August 31, 1999, net unrealized appreciation for all securities based on tax cost was $939,470,642. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $1,013,606,369 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $74,135,727.

(b) Represents number of contracts. Each contract equals a nominal value of EUR 2,931.

    Currency Abbreviation
    ---------------------------
    EUR        euro



    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of August 31, 1999
-------------------------------------------------------------------------------------------------

Assets
-------------------------------------------------------------------------------------------------
Investments, at market (identified cost $2,674,743,092) .......................   $ 3,614,892,616
Cash ..........................................................................             1,534
Foreign currency holdings, at market (identified cost $14,881,184) ............        15,039,420
Receivable for investments sold ...............................................        52,323,906
Receivable for Fund shares sold ...............................................        11,672,094
Dividends and interest receivable .............................................         2,449,642
Foreign taxes recoverable .....................................................         3,811,902
Other assets ..................................................................           208,469
                                                                                  ---------------
Total assets ..................................................................     3,700,399,583

Liabilities
-------------------------------------------------------------------------------------------------
Payable for investments purchased .............................................        48,201,018
Payable for Fund shares redeemed ..............................................         4,752,489
Unrealized depreciation on forward currency exchange contracts ................         5,448,314
Accrued management fee ........................................................         2,432,369
Other payables and accrued expenses ...........................................         1,706,612
                                                                                  ---------------
Total liabilities .............................................................        62,540,802
Net assets, at market value ...................................................   $ 3,637,858,781

Net Assets
-------------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income 12,626,603 Unrealized appreciation
(depreciation) on:
  Investments .................................................................       940,149,524
  Foreign currency related transactions .......................................        (5,347,150)
Accumulated net realized gain (loss) ..........................................       111,723,665
Paid-in capital ...............................................................     2,578,706,139
Net assets, at market value ...................................................   $ 3,637,858,781

Net Asset Value
-------------------------------------------------------------------------------------------------
International Shares

Net asset value, offering and redemption price per share ($3,609,871,428 /
   65,846,905 shares of capital stock outstanding, $.01 par value, 100,000,000
   shares authorized) .........................................................   $         54.82
Barrett International Shares

Net asset value, offering and redemption price per share ($25,164,275 / 458,016 shares of capital stock outstanding, $.01 par value, 100,000,000 shares
   authorized) ................................................................   $         54.94
Class R Shares

Net asset value, offering and redemption price per share ($2,823,078 / 51,539 shares of capital stock outstanding, $.01 par value, 100,000,000 shares
   authorized) ................................................................   $         54.78

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Operations
--------------------------------------------------------------------------------

                                                                   Five Months
                                                                      Ended           Year Ended
                                                                     August 31,        March 31,
Investment Income                                                  1999 (Note A)         1999
-------------------------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of
   $4,234,181 and $6,411,078, respectively) ....................   $  28,400,314    $  52,285,237
Interest .......................................................       1,835,323        9,490,808
                                                                   -------------    -------------
                                                                      30,235,637       61,776,045
                                                                   -------------    -------------
Expenses:
Management fee .................................................      11,269,103       23,819,941
Services to shareholders .......................................       3,970,153        7,389,758
Custodian and accounting fees ..................................       1,226,072        2,319,746
Directors' fees and expenses ...................................          14,291           63,387
Reports to shareholders ........................................         214,576          430,297
Auditing .......................................................          65,940          159,558
Legal ..........................................................          39,476           69,182
Registration fees ..............................................          96,549           98,771
Other ..........................................................         155,188          228,884
                                                                   -------------    -------------
                                                                      17,051,348       34,579,524
Net investment income ..........................................      13,184,289       27,196,521

Realized and unrealized gain (loss) on
investment transactions
-------------------------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ....................................................     121,633,538      505,050,696
Foreign currency related transactions (including
   CPMF tax of $-- and $45,856, respectively) ..................        (470,928)      (9,203,032)
                                                                   -------------    -------------
                                                                     121,162,610      495,847,664
                                                                   -------------    -------------
Net unrealized appreciation (depreciation) during the period on:
Investments ....................................................     356,001,814     (310,921,292)
Foreign currency related transactions ..........................      (4,920,713)        (242,949)
                                                                   -------------    -------------
                                                                     351,081,101     (311,164,241)
Net gain (loss) on investment transactions                           472,243,711      184,683,423

Net increase (decrease) in net assets resulting
from operations                                                    $ 485,428,000    $ 211,879,944


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                        Five Months
                                           Ended
Increase (Decrease) in Net Assets        August 31,            Years Ended March 31,
                                       1999 (Note A)          1999               1998
-----------------------------------------------------------------------------------------
Operations:
Net investment income ...........   $    13,184,289    $    27,196,521    $    23,071,776
Net realized gain (loss) from
   investment transactions ......       121,162,610        495,847,664        283,592,889
Net unrealized appreciation
   (depreciation) on investment
   transactions during the period       351,081,101       (311,164,241)       229,773,170
                                    ---------------    ---------------    ---------------
Net increase (decrease) in net
   assets resulting from
   operations ...................       485,428,000        211,879,944        536,437,835
                                    ---------------    ---------------    ---------------
Distributions to shareholders
   from:
Net investment income--
   International Shares .........              --                 --          (12,911,722)
Net realized gains--
   International Shares .........      (164,421,947)      (303,892,941)      (274,137,681)
                                    ---------------    ---------------    ---------------
Net realized gains -- Barrett
   International Shares .........        (1,218,599)        (2,373,251)              --
                                    ---------------    ---------------    ---------------
Fund share transactions:
Proceeds from shares sold .......     1,241,030,773      2,263,481,804      1,071,204,110
Net asset value of shares issued
   to shareholders in
   reinvestment of distributions        157,322,243        290,405,369        269,844,500
Cost of shares redeemed .........    (1,193,055,248)    (2,231,646,711)    (1,288,548,383)
                                    ---------------    ---------------    ---------------
Net increase (decrease) in net
   assets from Fund share
   transactions .................       205,297,768        322,240,462         52,500,227
                                    ---------------    ---------------    ---------------
Increase (decrease) in net assets       525,085,222        227,854,214        301,888,659
Net assets at beginning of period     3,112,773,559      2,884,919,345      2,583,030,686
Net assets at end of period
   (including undistributed net
   investment income of
   $12,626,603, $2,638,610, and
   $6,551,066, respectively) ....   $ 3,637,858,781    $ 3,112,773,559    $ 2,884,919,345





    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------
The following table includes selected data for a share outstanding throughout each period (a) and other performance information derived from the financial statements.

International Shares

------------------------------------------------------------------------------------
Years Ended March 31,           1999(b)   1999     1998     1997     1996    1995
------------------------------------------------------------------------------------
Net asset value, beginning of
period                          $50.07  $52.06   $48.07   $45.71   $39.72  $42.96
                                ----------------------------------------------------
------------------------------------------------------------------------------------
Income from investment
operations:
------------------------------------------------------------------------------------
  Net investment income            .20(d)  .47(c)   .43      .30      .38     .21
------------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                    7.20    3.10     9.16     4.53     7.19   (1.03)
                                ----------------------------------------------------
------------------------------------------------------------------------------------
  Total from investment
  operations                      7.40    3.57     9.59     4.83     7.57    (.82)
------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------
  From net investment income        --      --     (.25)   (1.28)    (.40)     --
------------------------------------------------------------------------------------
  From net realized gains on
  investment transactions        (2.65)  (5.56)   (5.35)   (1.19)   (1.18)  (2.42)
                                ----------------------------------------------------
------------------------------------------------------------------------------------
  Total distributions            (2.65)  (5.56)   (5.60)   (2.47)   (1.58)  (2.42)
------------------------------------------------------------------------------------
Net asset value, end of period  $54.82  $50.07   $52.06   $48.07   $45.71  $39.72
                                ----------------------------------------------------
------------------------------------------------------------------------------------
Total Return (%)                 15.19**  7.18    21.57    10.74    19.25   (2.02)
------------------------------------------------------------------------------------

Ratios and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                     3,610   3,090    2,885    2,583    2,515   2,192
------------------------------------------------------------------------------------
Ratio of operating expenses to
average net assets (%)            1.21*   1.17     1.18     1.15     1.14    1.19
------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)          .93*    .92      .83      .64      .86     .48
------------------------------------------------------------------------------------
Portfolio turnover rate (%)       81.5*   79.9     55.7     35.8     45.2    46.3
------------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during period.
(b)  For the five months ended August 31, 1999 (Note A).
(c) Net investment income per share includes non-recurring dividend income amounting to $.09 per share.
(d) Net investment income per share includes non-recurring dividend income amounting to $.02 per share.
*    Annualized
**   Not annualized

The following table includes selected data for a share outstanding throughout each period (a) and other performance information derived from the financial wstatements.

Barrett International Shares

------------------------------------------------------------------------------------
                                                                   1999(b)  1999(c)
------------------------------------------------------------------------------------
Net asset value, beginning of period                               $50.14  $52.40
                                                                   -----------------
------------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------------
  Net investment income                                             .25(e)  .52(d)
------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
  transactions                                                       7.20    2.78
                                                                   -----------------
------------------------------------------------------------------------------------
  Total from investment operations                                   7.45    3.30
------------------------------------------------------------------------------------
Less distributions from net realized gains on investment
transactions                                                        (2.65)  (5.56)
------------------------------------------------------------------------------------
Net asset value, end of period                                     $54.94  $50.14
                                                                   -----------------
------------------------------------------------------------------------------------
Total Return (%)                                                    15.27**  6.60**
------------------------------------------------------------------------------------

Ratios and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                 25      23
------------------------------------------------------------------------------------
Ratio of operating expenses, to average daily net assets (%)         1.03*   1.08*
------------------------------------------------------------------------------------
Ratio of net investment income to average daily net assets (%)       1.11*   1.02*
------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                          81.5*   79.9
------------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during period.
(b)  For the five months ended August 31, 1999 (Note A).
(c) For the period April 3, 1998 (commencement of sale of Barrett International Shares) to March 31, 1999.
(d) Net investment income per share includes non-recurring dividend income amounting to $.09 per share.
(e) Net investment income per share includes non-recurring dividend income amounting to $.02 per share.
*    Annualized
**   Not annualized

The following table includes selected data for a share outstanding throughout the period (a) and other performance information derived from the financial statements.

Class R Shares

------------------------------------------------------------------------------------
                                                                            1999(b)
------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $53.33
                                                                           ---------
------------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------------
  Net investment income (loss)                                              (.02)
------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions         1.47
                                                                           ---------
------------------------------------------------------------------------------------
  Total from investment operations                                           1.45
------------------------------------------------------------------------------------
Less distributions from net realized gains on investment transactions          --
------------------------------------------------------------------------------------
Net asset value, end of period                                             $54.78
                                                                           ---------
------------------------------------------------------------------------------------
Total Return (%)                                                             2.72**
------------------------------------------------------------------------------------

Ratios and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        2.8
------------------------------------------------------------------------------------
Ratio of operating expenses, to
average daily net assets (%)                                                 1.63*
------------------------------------------------------------------------------------
Ratio of net investment income (loss) to
average daily net assets (%)                                                 (.09)**
------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                  81.5*
------------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during period.
(b) For the period August 2, 1999 (commencement of Class R shares) to August 31, 1999 (Note A).
*    Annualized
**   Not annualized

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                 August 31, 1999
A. Significant Accounting Policies

Scudder International Fund (the "Fund") is a diversified series of Scudder International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

On June 7, 1999 the Fund changed its fiscal year end for financial reporting and federal income tax purposes from March 31 to August 31.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Effective August 2, 1999, the Fund offers three classes of shares: International Shares, Barrett International Shares, and Class R Shares. Class R Shares are available for purchase by participants of certain employer-sponsored retirement plans.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services, and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge against changes in the exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain
(loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward contract to buy and a forward contract to sell are included in net realized and unrealized gain
(loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

The Fund is subject to a 0.38% Contribuicao Provisoria sobre Movimentacao Financiera (CPMF) tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in forward contracts, passive foreign investment companies, and foreign denominated investments. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the five months ended August 31, 1999, purchases and sales of investment securities (excluding short-term investments) aggregated $1,207,319,434 and $1,109,806,900, respectively. During the year ended March 31, 1999, purchases and sales of investment securities (excluding short-term investments) aggregated $2,234,157,696 and $2,228,313,830, respectively.

C. Related Parties

Under the Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.90% of the first $500,000,000 of average daily net assets, 0.85% of the next $500,000,000 of such net assets, 0.80% of the next $1,000,000,000 of such net assets, 0.75% of the next $1,000,000,000 of such net assets, and 0.70% of such net assets in excess of $3,000,000,000, computed and accrued daily and payable monthly. For the five months ended August 31, 1999, the fees pursuant to this agreement amounted to $11,269,103, of which $2,432,369 is unpaid at August 31, 1999. This was equivalent to an annualized effective rate of 0.80% of the Fund's average daily net assets. For the year ended March 31, 1999, the fees pursuant to this agreement amounted to $23,819,941. This was equivalent to an annual effective rate of 0.81% of the Fund's average daily net assets.

Administrative Service Fees. Kemper Distributors, Inc. ("KDI") provides information and administrative services to Class R Shareholders at an annual rate of up to .25% of average daily net assets for the class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of shareholder accounts the firms service. For the period August 2, 1999 through August 31, 1999, the Administrative Services Fee was as follows:

                                                                    Unpaid at
                                    Total       Fees Waived by      August 31,
Administrative Service Fee       Aggregated          KDI               1999
--------------------------------------------------------------------------------
Class R .....................  $          109   $           --   $          109

Shareholder Services Fees. Kemper Service Company ("KSC"), an affiliate of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund's Class R Shares. During the first year of operations for Class R shares, shareholder services fee will be accrued at 0.35%. For the period August 2, 1999 through August 31, 1999, the amount charged to Class R aggregated $139 of which all is unpaid at August 31, 1999. Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the other classes of the Fund. For the five months ended August 31, 1999, the amount charged by SSC to the International Shares and Barrett International Shares for services to shareholders aggregated $1,258,902 and $4,632, of which $255,782 is unpaid at August 31, 1999. For the year ended March 31, 1999, the amount charged by SSC to the International Shares and Barrett International Shares for services to shareholders aggregated $3,098,197 and $4,857, respectively.

The International Shares of the Fund are one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. For the five months ended August 31, 1999, the Special Servicing Agreement expense charged to the International Shares of the Fund amounted to $292,143, of which

$241,819 is unpaid at August 31, 1999. For the year ended March 31, 1999, the Special Servicing Agreement expense charged to the International Shares of the Fund amounted to $817,498.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the International Shares of the Fund. For the five months ended August 31, 1999, the amount charged to the International Shares of the Fund by STC aggregated $1,202,021, of which $254,431 is unpaid at August 31, 1999. For the year ended March 31, 1999, the amount charged to the International Shares of the Fund by STC aggregated $2,067,603.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the five months ended August 31, 1999, the amount charged to the Fund by SFAC aggregated $402,576, of which $83,574 is unpaid at August 31, 1999. For the year ended March 31, 1999, the amount charged to the Fund by SFAC aggregated $893,682.

The Fund pays each Director not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the five months ended August 31, 1999, Directors' fees and expenses aggregated $14,291. For the year ended March 31, 1999, Directors' fees and expenses aggregated $63,387.

D. Commitments

As of August 31, 1999, the Fund had entered into the following forward foreign currency exchange contracts resulting in net unrealized depreciation of $5,448,314.

                                                                      Net Unrealized
                                                                       Appreciation
                                                         Settlement   (Depreciation)
    Contracts to Deliver            In Exchange For         Date          (U.S.$)
------------------------------------------------------------------------------------
Japanese Yen 9,845,626,279      U.S. Dollars 84,511,814    9/7/1999       (5,448,314)

E. Share Transactions

The following table summarizes shares of capital stock and dollar activity in the Fund:

                          Five Months Ended                     Year Ended
                           August 31, 1999                    March 31, 1999
                   ----------------------------------- -----------------------------
Shares sold            Shares          Dollars          Shares           Dollars
------------------------------------------------------------------------------------
International
   Shares .......      23,688,225   $1,237,863,482      44,060,365    $2,240,750,153
Barrett
   International
   Shares* ......           6,462          343,000         434,026(a)     22,731,652(a)
Class R Shares**           51,931        2,844,504              --                --
                                     1,241,050,986                     2,263,481,805

Shares issued to shareholders in reinvestment of distributions
------------------------------------------------------------------------------------
International
   Shares ......        3,072,099   $  156,369,846        5,925,727   $  288,615,427
Barrett
   International
   Shares* .....           18,682          952,397           36,722        1,789,941
Class R Shares**               --               --               --               --
                                       157,322,243                       290,405,368
Shares redeemed
------------------------------------------------------------------------------------
International
   Shares ......      (22,623,108) $(1,191,589,522)     (43,688,877) $(2,231,145,939)
Barrett
   International
   Shares* .....         (27,968)       (1,464,486)          (9,908)        (500,772)
Class R Shares**            (392)          (21,453)              --               --
                                    (1,193,075,461)                   (2,231,646,711)
Net increase (decrease)
------------------------------------------------------------------------------------
International
   Shares ......        4,137,216   $  202,643,806        6,297,215   $  298,219,641
Barrett
   International
   Shares* .....           (2,824)        (169,089)         460,840       24,020,821
Class R Shares**           51,539        2,823,051               --               --
                                       205,297,768                       322,240,462

(a) Includes $21,054,972 and 401,812 shares from shares issued in tax free reorganization.
* For the period April 3, 1998 (commencement of sale of Barrett International Shares) to March 31, 1999.
** For the period August 2, 1999 (commencement of sale of Class R Shares) to August 31, 1999.

                               Year Ended
                             March 31, 1998
                   -----------------------------------
Shares sold            Shares          Dollars
---------------------------------------------------
International
   Shares .....        21,147,508    $1,071,204,110

Shares issued to shareholders in reinvestment of
distributions
---------------------------------------------------------
International
   Shares .....         5,897,787    $  269,844,500

Shares redeemed
---------------------------------------------------------
International
   Shares .....       (25,366,964)  $(1,288,548,383)

Net increase (decrease)
---------------------------------------------------------
International
   Shares .....         1,678,331    $   52,500,227

F. Line of Credit

The Fund and several affiliated Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Report of Independent Accountants

To the Board of Directors of Scudder International Fund, Inc. and to the Shareholders of Scudder International Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder International Fund (the "Fund") at August 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
October 25, 1999

Tax Information
--------------------------------------------------------------------------------
                                                                 August 31, 1999

The Fund paid distributions of $2.65 per share from net long-term capital gains during the five months ended August 31, 1999, of which 100% represents 20% rate gains. Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $112,000,000 as capital gain dividends for the five months ended August 31, 1999, of which 100% represents 20% rate gains.

The Fund paid foreign taxes of $4,200,000 and earned $17,400,000 of foreign source income during the five months ended August 31, 1999. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $0.06 per share as foreign taxes paid and $0.26 per share as income earned from foreign sources for the five months ended August 31, 1999.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Officers and Directors

 Lynn S. Birdsong*                          Elizabeth J. Allan*
   o  Chairman of the Board and               o  Vice President
      Director
                                            Irene T. Cheng*
 Nicholas Bratt*                              o  Vice President
   o  President
                                            Joyce E. Cornell*
 Paul Bancroft III                            o  Vice President
   o  Director; Venture Capitalist and
      Consultant                            Susan E. Dahl*
                                              o  Vice President
 Sheryle J. Bolton
   o  Director; Chief Executive Officer,    Philip S. Fortuna*
      Scientific Learning Corporation         o  Vice President

 William T. Burgin                          Carol L. Franklin*
   o  Director; General Partner,              o  Vice President
      Bessemer Venture Partners
                                            Edmund B. Games, Jr.*
 Keith R. Fox                                 o  Vice President
   o  Director; Private Equity Investor
                                            Theresa Gusman*
 William H. Luers                             o  Vice President
   o  Director; Chairman and President,
      U.N. Association of America           Ann M. McCreary*
                                              o  Vice President
 Kathryn L. Quirk*
   o  Director; Vice President and          Sheridan Reilly*
      Assistant Secretary                     o  Vice President

 Joan E. Spero                              Shahram Tajbakhsh*
   o  Director; President, Doris Duke         o  Vice President
      Charitable Foundation
                                            John Millette*
 Thomas J. Devine                             o  Vice President and Secretary
   o  Honorary Director; Consultant
                                            John R. Hebble*
 William H. Gleysteen, Jr.                    o  Treasurer
   o  Honorary Director; Consultant;
      Guest Scholar, Brookings              Richard W. Desmond*
      Institution                             o  Assistant Secretary

 Wilson Nolen                               Caroline Pearson*
   o  Honorary Director; Consultant           o  Assistant Secretary

 Robert G. Stone, Jr.                       *Scudder Kemper Investments, Inc.
   o  Honorary Director; Chairman
      Emeritus and Director, Kirby
      Corporation

Investment Products and Services
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
The Scudder Family of Funds+++
--------------------------------------------------------------------------------
 Money Market                                       U.S. Growth and Income
   Scudder U.S. Treasury Money Fund                   Scudder Balanced Fund
   Scudder Cash Investment Trust                      Scudder Dividend & Growth Fund
   Scudder Money Market Series --                     Scudder Growth and Income Fund
    Prime Reserve Shares*                             Scudder Select 500 Fund
    Premium Shares*                                   Scudder S&P 500 Index Fund
    Managed Shares*                                   Scudder Real Estate Investment Fund
   Scudder Government Money Market
    Series -- Managed Shares*                       U.S. Growth
                                                    Value
 Tax Free Money Market+                               Scudder Large Company Value Fund
   Scudder Tax Free Money Fund                        Scudder Value Fund***
   Scudder Tax Free Money Market                      Scudder Small Company Value Fund
    Series -- Managed Shares*                         Scudder Micro Cap Fund
   Scudder California Tax Free Money Fund**         Growth
   Scudder New York Tax Free Money Fund**             Scudder Classic Growth Fund***
                                                      Scudder Large Company Growth Fund
 Tax Free+                                            Scudder Select 1000 Growth Fund
   Scudder Limited Term Tax Free Fund                 Scudder Development Fund
   Scudder Medium Term Tax Free Fund                  Scudder 21st Century Growth Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund                 Global Equity
   Scudder California Tax Free Fund**               Worldwide
   Scudder Massachusetts Limited Term                 Scudder Global Fund
    Tax Free Fund**                                   Scudder International Value Fund
   Scudder Massachusetts Tax Free Fund**              Scudder International Growth and
   Scudder New York Tax Free Fund**                    Income Fund
   Scudder Ohio Tax Free Fund**                       Scudder International Fund++
                                                      Scudder International Growth Fund
 U.S. Income                                          Scudder Global Discovery Fund***
   Scudder Short Term Bond Fund                       Scudder Emerging Markets Growth Fund
   Scudder GNMA Fund                                  Scudder Gold Fund
   Scudder Income Fund                              Regional
   Scudder Corporate Bond Fund                        Scudder Greater Europe Growth Fund
   Scudder High Yield Bond Fund                       Scudder Pacific Opportunities Fund
                                                      Scudder Latin America Fund
 Global Income                                        The Japan Fund, Inc.
   Scudder Global Bond Fund
   Scudder International Bond Fund                  Industry Sector Funds
   Scudder Emerging Markets Income Fund             Choice Series
                                                      Scudder Financial Services Fund
 Asset Allocation                                     Scudder Heath Care Fund
   Scudder Pathway Conservative Portfolio             Scudder Technology Fund
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio                 Preferred Series
                                                      Scudder Tax Managed Growth Fund
                                                      Scudder Tax Managed Small Company Fund

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------
 Retirement Programs                              Education Accounts
   Traditional IRA                                  Education IRA
   Roth IRA                                         UGMA/UTMA
   SEP-IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities
    Scudder Horizon Plan**+++ +++
    Scudder Horizon Advantage**+++ +++ +++


-----------------------------------------------------------------------------------------
Closed-End Funds#
-----------------------------------------------------------------------------------------
   The Argentina Fund, Inc.                         Scudder Global High Income Fund, Inc.
   The Brazil Fund, Inc.                            Scudder New Asia Fund, Inc.
   The Korea Fund, Inc.                             Scudder New Europe Fund, Inc.
   Montgomery Street Income Securities, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

+++ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*             A class of shares of the fund.

**            Not available in all states.

*** Only the Scudder Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

+++ +++ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470.

+++ +++ +++   A no-load variable annuity contract issued by Glenbrook Life and
              Annuity Company and underwritten by Allstate Financial Services,
              Inc., sold by Scudder's insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

Scudder Solutions
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

         Convenient  Automatic Investment Plan
    ways to invest,
        quickly and  A convenient investment program in which money is reliably electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                     Automatic Dividend Transfer

                     The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                     QuickBuy

                     Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                     Payroll Deduction and Direct Deposit

                     Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                     * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.



        Around-the- Scudder Automated Information Line: SAIL(TM) -- clock electronic 1-800-343-2890 account
        service and Personalized account information, the ability to exchange information, or redeem shares, and information on other Scudder funds including some  and services via touchtone telephone.
       transactions
                     Scudder's Web Site -- www.scudder.com

                     Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever your need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

       Retirees and  Automatic Withdrawal Plan
   those who depend
      on investment  You designate the bank account, determine the schedule (as proceeds for frequently as once a month) and amount of the redemptions, living expenses and Scudder does the rest.
    can enjoy these
        convenient,  Distributions Direct
        timely, and
           reliable Automatically deposits your fund distributions into the automated bank account you designate within three business days after withdrawal  each distribution is paid.
           programs
                     QuickSell

                     Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.


           For more Call a Scudder representative at information about 1-800-SCUDDER these services
                     Or visit our Web site at
                     www.scudder.com


     Please address  The Scudder Funds
        all written  PO Box 2291
     correspondence  Boston, Massachusetts
                 to  02107-2291

About the Fund's Adviser

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $280 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER

PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com